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                                                                   EXHIBIT 10.76


                       ASSIGNMENT AND ASSUMPTION AGREEMENT

         This Assignment and Assumption Agreement is between Kean Argovitz Resorts-Shingle Springs, L.L.C. ("KARSS"), a Nevada limited liability company, and LAKES KAR-Shingle Springs, L.L.C., a Delaware limited liability company (the "Company").

         WHEREAS, Lakes Gaming, Inc. and KARSS have entered into a Letter Agreement of even date, a copy of which is attached hereto as Exhibit A, (the "Letter Agreement"), which sets forth the terms under which they formed the Company for the purpose of developing and operating a gaming facility and related facilities (the "Project") for the Shingle Springs Band of Miwok Indians (the "Tribe");

         WHEREAS, KARSS is a party with the Tribe to a certain Development Agreement dated June 11, 1999, a copy of which is attached hereto as Exhibit B (the "Development Agreement");

         WHEREAS, KARSS is a party with the Tribe to a certain Management Agreement dated June 11, 1999, a copy of which is attached hereto as Exhibit C (the "Management Agreement");

         WHEREAS, KARSS desires to assign to the Company all its rights and interest in, to and under the Development Agreement, the Management Agreement and the Project;

         WHEREAS, the Company has agreed to assume all of KARSS'S obligations under each of the Agreements.

         NOW THEREFORE, for $10.00 and other good and valuable consideration, the receipt and sufficiency of which the parties hereby acknowledge, the parties agree as follows:

         1. KARSS hereby conveys, assigns and transfers to the Company all of KARSS's rights and interest in, to and under the Development Agreement (including the Interim Promissory Note and the Security and Reimbursement Agreement, as defined in the Development Agreement), the Management Agreement and the Project, including all applications, permits, approvals, plans, drawings, reports or other matters pertaining to the Project.

         2. The Company hereby agrees to assume all of KARSS's obligations under the Development Agreement and the Management Agreement.

         3. The parties agree to execute such other documents or take such other action as may be necessary to implement the foregoing.


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         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of this 29th day of July, 1999.


                              KEAN ARGOVITZ RESORTS-
                              SHINGLE SPRINGS, L.L.C.


                              By: /s/ Kevin M. Kean
                                 ----------------------------
                                     Kevin M. Kean, President


                              LAKES KAR-SHINGLE SPRINGS, L.L.C.


                              By: Kean Argovitz Resorts-Shingle Springs, L.L.C.


                              By:  /s/ Kevin M. Kean
                                 ----------------------------
                                     Kevin M. Kean, Chief Executive Officer


                              By: Lakes Shingle Springs, Inc.


                              By: /s/ Timothy Cope
                                 ----------------------------
                              Name:   Timothy Cope
                                   --------------------------
                              Title: Executive Vice President
                                    -------------------------


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